EIGHTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         EIGHTH AMENDMENT, dated as of October 28, 2004 (the "Amendment"), to Credit Agreement dated June 30, 2000 (as amended, the "Agreement") by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto and such other institutions that hereafter become a "Bank" pursuant to Section 10.4 of the Agreement (collectively the "Banks" and individually a "Bank") and National City Bank, a national banking association, as agent for the Banks under the Agreement ("National City" which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

         WHEREAS, National City and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth; and

         WHEREAS, Section 10.2 of the Credit Agreement requires that the written consent of the Banks be obtained for certain amendments, modifications or waivers contemplated herein.

         NOW THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Agreement.

(a) Section 2.1 of the Agreement. The Revolver Termination Date of "October 29, 2004" as set forth on the fourth line of Section 2.1(a) of the Agreement shall be and hereby is amended to "November 5, 2004".

2. Representations and Warranties. AeroCentury hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

3. Covenants. Except for the financial covenant defaults with respect to the requirements set forth in Section 7.2 "Debt Service Coverage Ratio" and Section
7.4 "Absence of Net Loss" for the Fiscal Quarter ended as of September 30, 2004, of which AeroCentury has notified the Banks, AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this Amendment), including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.
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4. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

5. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                AEROCENTURY CORP.


                                By       ________________________
                                         Name:
                                         Title:



                                NATIONAL CITY BANK


                                By       ________________________
                                         Name:    Michael J. Labrum
                                         Title: Senior Vice President



                                CALIFORNIA BANK & TRUST


                                By       ________________________
                                         Name:
                                         Title:



                                FIRST BANK DBA
                                FIRST BANK & TRUST


                                By       ________________________
                                         Name:
                                         Title: